
YOUR
JOURNEY
BEGINS HERE®
LCI INDUSTRIES
lippertcomponents.com

› Forward-Looking Statements

- This presentation contains certain "forward-looking statements" with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company's Common Stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

- Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), cash flow, and financial condition, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, employee benefits, employee retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2017, and in the Company's subsequent filings with the Securities and Exchange Commission. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law.

LCI INDUSTRIES


passionate about
winning
team play with trust
honesty • integrity • candor
caring about
people
positive
attitude
LCI INDUSTRIES

› Financial Performance



Net Sales
OEM net sales
Aftermarket net sales
EBITDA(1)
EBITDA
Net Sales and EBITDA (in millions)
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$400
$350
$300
$250
$200
$150
$100
$50
$0
$681
$651
$30
$901
$866
$35
$1,016
$977
$39
$1,191
$1,127
$64
$1,403
$1,300
$103
$1,679
$1,548
$131
$2,148
$1,977
$171
$2,437
$2,229
$208
2011
2012
2013
2014
2015
2016
2017
LTM Q218

(1) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

LCI INDUSTRIES

Sales by Market

($ in millions)	2011	2012	2013	2014	2015	2016	2017	LTM Q218
OEM Towable	$503	$660	$725	$836	$932	$1,082	$1,404	$1,519
Year over year growth	18%	31%	10%	15%	11%	16%	30%	25%
OEM Motorhome	16	30	48	70	87	116	138	153
Year over year growth	-4%	86%	59%	46%	24%	33%	19%	35%
OEM Adjacent Industries	129	171	197	210	267	322	399	492
Year over year growth	34%	32%	15%	7%	27%	21%	24%	39%
Aftermarket	30	35	39	64	103	131	161	197
Year over year growth	-3%	18%	11%	64%	61%	27%	23%	42%
International	3	5	7	11	14	28	46	76
Year over year growth	50%	67%	40%	57%	27%	100%	64%	76%
Total	$681	$901	$1,016	$1,191	$1,403	$1,679	$2,148	$2,437
Year over year growth	19%	32%	13%	17%	18%	20%	28%	31%

LCI INDUSTRIES

- Sales of Furrion products were over $85M for 2017
- Prior periods have been recast to conform to the Company's current reportable segments

Non-OEM Towable RV Net Sales



($ in millions)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$146
$17
$31
$96
$918
$76
$153
$197
$492
2010
LTM 06/2018
CAGR
28%
34%
28%
24%
OEM Adjacent Industries
Aftermarket
OEM RV Motorhome
International

Sales for the year ended December 31, 2010 compared to the last twelve months ended June 30, 2018. Both periods exclude the Company's net sales of components for OEM Towables, which made up 75% and 62% of consolidated net sales, respectively.

LCI INDUSTRIES

Consolidated Sales Growth

Sales for the twelve months ended December 31 for each year unless noted



$2,750
$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
($ in millions)
(a)
Acquisitions ($366M, 26%) (b)
Organic ($477M, 33%) (c)
Industry ($578M, 41%) (d)
2013
2014
2015
2016
2017
LTM Q218

LCI INDUSTRIES

a) Pro forma impact of acquisitions completed in 2017 and 2018, assuming each of these had been completed at the beginning of the period ended June 30, 2018.
b) Sales for acquisitions represent the trailing twelve month sales at the date of acquisition. Any post-acquisition change is included in organic or industry accordingly.
c) Organic growth consists primarily of gains in market share, price increases and new product sales.
d) Industry growth represents the increase in industry-wide RV wholesale shipments.

OEM and Aftermarket Industries

LCI INDUSTRIES

› RV Wholesale Shipments


Thousands of Units
600
500
400
300
200
100
-
1980
1985
1990
1995
2000
2005
2010
2015


Thousands of Units
600
500
400
300
200
100
-
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1980
1985
1990
1995
2000
2005
2010
2015


60%
40%
20%
0%
-20%
-40%
-60%
RV Shipments Annual Change
1980
1985
1990
1995
2000
2005
2010
2015


Thousands of Units
900
800
700
600
500
400
300
200
100
-
200
175
150
125
100
75
50
25
0
1980
1985
1990
1995
2000
2005
2010
2015

Charts updated through June 2018.

- RV Shipments
- Federal Interest Rate
- Consumer Confidence
- U.S. Monthly Average Truck Production

LCI INDUSTRIES

› Product Lines & Volumes



AUDIO-VISUAL ELECTRONICS
FURNITURE
5,000 + RV & MARINE PIECES DAILY
APPLIANCES
SHOWERS & SINKS
AWNINGS
700+ AWNINGS DAILY
MATTRESSES
2,800 MATTRESSES DAILY
ELECTRONICS
WINDOWS
22,000 + RV, BUS, & RESIDENTIAL PIECES DAILY
DOORS
2,000+ ENTRY DOORS DAILY
SLIDE-OUT MECHANISMS
3,000 + DAILY
AXLES
3,100 + RV & TRAILER AXLES DAILY
STEPS
TOWABLE RV CHASSIS
1,300 + DAILY
BAGGAGE DOORS
3,500+ PIECES DAILY
LEVELING
300 + LEVELING SYSTEMS DAILY
SUSPENSION ENHANCEMENTS

› Competitive Advantages

- Product Breadth
  - It would take a competitor substantial investments to be able to manufacture the breadth of products that we offer
- Investment into R&D
  - We make significant investments in R&D and our facilities
- Customer Relationships
  - We strive to have the best customer relationships in the industry



Industry Trends

Statistics provided by Kampgrounds of America ("KOA") in 2018.



Millennials Fueling Growth

- 31% of the total US population
- 37% of all campers
- 49% intend to increase the frequency in which they camp
- Willing to try RVs at the same rate as tents
- More apt to camp in groups

LCI INDUSTRIES

Market Shift

Statistics provided by Statistical Surveys, Inc.

| Younger Market

- Almost 10% shift in market share from Baby Boomers to Millennials
- Millennials are the largest age group and have doubled their market share since 2014



RV Market Share by Age
30%
25%
20%
15%
10%
5%
0%
2014
2015
2016
2017
06/18
25-34
35-44
45-54
55-64
65-74
75+

LCI INDUSTRIES

› Population Demographic Trend

- From 2018 through 2030, this demographic is expected to grow by an additional 6.4 million individuals



US Population age 35-44
50,000
48,000
46,000
44,000
42,000
40,000
38,000
36,000
Key population demographic begins to decline
Poised to return to growth after a 14 year decline
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020
2022
2024
2026
2028
2030

LCI INDUSTRIES

Sources: Euromonitor, BofA Merrill Lynch Global Research

Camping Industry

Statistics provided by Kampgrounds of America (“KOA”) in 2018.



46%

Active Campers
58.1 million*



61%

Tent Campers
34.1 million



24%

RV Campers
13.4 million



14%

Cabin Campers
7.8 million

66%

Camp Every Year
38.6 million

9%

Camp Every Other Year
5.0 million

25%

Camp Occasionally
14.6 million

LCI INDUSTRIES

* Estimates based on 126.2 million households. All other (1%) 0.6 million.

› Disciplines

Fabric and Woodworking

Electronics and Plastic Forming

Steel and Aluminum Fabrication

Lamination and Glass Fabrication

Steel and Aluminum Welding

Motion-Systems













› 2016 – 2018 Acquisitions[1]

($ in millions)	Purchase Price	Historical Sales	Description
Highwater Furniture	10.0	20	Pontoon furniture manufacturing operation of Highwater Marine, part of the largest manufacturer of pontoon boats in the U.S.
Flair Interiors	8.1	25	Manufacturer of RV furniture and mattresses
Project 2000[2]	18.8	14	Italian manufacturer of bed lifts and retractable steps, establishing European footprint
Atwood Seating & Chassis	12.5	30	RV seating and chassis component operation of Atwood Mobile Product, a subsidiary of Dometic Group
SessaKlein[2]	8.5	11	Italian manufacturer of rolling stock train windows
Lexington	40.1	60	Manufacturer of marine and RV furniture
Metallarte[2]	14.1	12	Italian manufacturer of entry and baggage doors to the European Caravan Industry
Taylor Made	88.9	150	Marine supplier to boat builders and the aftermarket
Hehr	49.9	55	Window and glass solutions for the RV and specialty vehicle markets
ST.LA.	15.4	21	Italian manufacturer of bed lifts and other RV components
Total	$ 266.3	$398	

LCI INDUSTRIES

(1) In July 2015 the Company entered into the Furrion distribution and supply agreement which added approximately $85 million in net sales for the year ended December 31, 2017.
(2) Plus contingent consideration payable based on future sales.

Expanding Our Growth Potential[1]


Doors, Windows, Mattresses, Furniture and Awnings
Travel Trailer Leveling
Electronics
Chassis and Axles
RV Content $2,100
Appliances & Electronics
1,140
540
190
130
100
$5.0B
400
Axles
Adjacent $1,220
Aftermarket
585
560
Doors, Windows, Mattresses and Furniture
260
1,115
International
Marine

LCI INDUSTRIES

(1) Amounts (in millions) represent Management's estimate of the size of the addressable market, excluding the Company's current net sales to those markets.

› Content Per New Towable RV

- Approximately 68% of OEM Segment net sales are for Travel Trailer and Fifth-Wheel OEMs
- 100% market share in existing products would yield an estimated $7,400 per Towable RV, 46% penetration
- Content has increased $390 or 13% since 2016, up from the average of $157 per year ('01-'16)



2001-2017 average content increase = $162 per year
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,716
$1,847
$2,010
$2,148
$2,337
$2,690
$2,713
$2,816
$2,987
$3,022
$3,263
$3,412
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM Q218

LCI INDUSTRIES

At industry production levels for the period ended June 2018, each $100 increase in content adds approximately $45 million in sales for LCII.

Content Per New Motorhome RV

- Approximately 8% of OEM Segment net sales are for Motorhome OEMs
- 100% market share in existing products would yield an estimated $6,000 per Motorhome RV, 41% penetration
- Content has increased $427 or 21% since 2016, up from the average of $165 per year ('04 -'16)



2004-2017 average content increase = $168 per year
$31
$199
$336
$469
$658
$848
$669
$705
$1,227
$1,272
$1,602
$1,810
$2,011
$2,219
$2,438
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM Q218

At industry production levels for the period ended June 2018, each $100 increase in content adds approximately $6 million in sales for LCII.

LCI INDUSTRIES

Supplemental Schedules

LCI INDUSTRIES

Operating Results

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2018	2017	Change
Net Sales	$ 684.5	$ 547.5	25%
Operating Profit	$ 64.1	$ 63.0	2%
% of Sales	9.4%	11.5%	
Net Income	$ 47.2	$ 40.1	18%
Diluted EPS	$ 1.86	$ 1.59	17%

LCI INDUSTRIES

Operating Results

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions, except EPS)	2018	2017	Change
Net Sales	$ 1,334.9	$ 1,045.8	28%
Operating Profit	$ 123.9	$ 122.2	1%
% of Sales	9.3%	11.7%	
Net Income	$ 94.6	$ 83.3	14%
Diluted EPS	$ 3.70	$ 3.29	12%

LCI INDUSTRIES

Results By Segment

Three Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2018	2017	Change
Net Sales:			
OEM Segment	$ 616.9	$ 502.8	23%
Aftermarket Segment	67.5	44.7	51%
Operating Profit:			
OEM Segment	53.6	56.4	(5%)
Aftermarket Segment	10.5	6.6	59%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	8.7%	11.2%	
Aftermarket Segment	15.5%	14.8%	

LCI INDUSTRIES

Results By Segment

Six Months Ended June 30

FINANCIAL PERFORMANCE

($ in millions)	2018	2017	Change
Net Sales:			
OEM Segment	$1,217.1	$ 964.8	26%
Aftermarket Segment	117.9	81.0	45%
Operating Profit:			
OEM Segment	107.5	110.8	(3%)
Aftermarket Segment	16.4	11.3	45%
Operating Profit as a Percentage of Net Sales:			
OEM Segment	8.8%	11.5%	
Aftermarket Segment	13.9%	14.0%	

LCI INDUSTRIES

Debt Position

($ in millions)	Debt	Cash and Investments	Net Cash (Debt)	Cash Utilized for Acquisitions During the Period
12/31/11	$ -	$ 7	$ 7	$ 50
12/31/12	-	10[(1)]	10[(1)]	1
12/31/13	-	66	66	5
12/31/14	16	-	(16)[(1)]	107
12/31/15	50	12	(38)[(1)]	41
12/31/16	50	86	36[(2)]	49
12/31/17	50	26	(24)[(3)]	63
06/30/18	215	18	(197)[(4)]	153

(1) In December 2012, January 2014 and April 2015, paid special dividends of $2.00 per share of the Company's Common Stock, or an aggregate of $45 million, $47 million and $48 million, respectively.

(2) In June, April and September 2016, paid dividends of $0.30 per share and in December 2016, the Company paid a quarterly dividend of $0.50 per share of the Company's Common Stock, or an aggregate of $34.4 million.

(3) In June, March and September 2017, paid dividends of $0.50 per share and in December 2017, paid a dividend of $0.55 per share of the Company's Common Stock, or an aggregate of $51 million.

(4) In March 2018, paid a dividend of $0.55 per share and in June 2018, paid a dividend of $0.60 per share of the Company's Common Stock, or an aggregate of $29 million.

Cash Flow

($ in millions)

FINANCIAL PERFORMANCE

Significant use of cash items since December 31, 2009	
Acquisitions (31)	$ 530
Capital expenditures	357
Dividends	287
Stock repurchases	2
Total	**$ 1,176**

LCI INDUSTRIES

Cash Flow



FINANCIAL PERFORMANCE
Dividends
Capital Expenditures
Acquisitions
Operating Cash Flow
$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
$0
2010
2011
2012
2013 (1)
2014
2015
2016
2017
YTD 6/18
$65
$22
$10
$33
$42
$74
$50
$24
$37
$78
$1
$32
$45
$73
$85
$5
$33
$47
$83
$149
$107
$42
$107
$118
$41
$29
$48
$95
$128
$49
$45
$34
$203
$201
$63
$87
$51
$155
$237
$153
$55
$29

Operating cash flow from 2010 to present ($ in millions)

(1) Cash dividend of $2.00 per share, or $47 million, declared in December 2013 and paid in January 2014.

LCI INDUSTRIES

Balance Sheets

FINANCIAL PERFORMANCE

($ in millions)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17	06/30/18
Total Assets	$ 374	$ 453	$ 544	$ 623	$ 787	$ 946	$ 1,205
Total Debt	-	-	16	50	50	50	215
Cash & Investments	10	66	-	12	86	26	18
Stockholders' Equity	284(3)	314(3)	395	439(3)	550(4)	653(5)	713(6)
Days Sales in A/R(1)	14 days	16 days	15 days	14 days	16 days	18 days	23 days
Inventory Turns(2)	7.8 turns	7.9 turns	8.2 turns	6.9 turns	7.5 turns	7.7 turns	7.0 turns

(1) Days Sales in A/R is the most recent month's net sales divided by accounts receivable, net, at the end of the period. December 31 is the seasonal low point.
(2) Inventory Turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.
(3) After cash dividends of $2.00 per share, paid in December 2012, declared in December 2013 and paid in January 2014, paid in April 2015, or $45 million, $47 million $48 million, respectively.
(4) After cash dividends of $0.30 per share, paid in April, June and September 2016 and $0.50 per share, paid in December 2016, totaling $34 million.
(5) After cash dividends of $0.50 per share, paid in June, March and September 2017 and $0.55 per share, paid in December 2017, totaling $51 million.
(6) After cash dividends of $0.55 per share, paid in March 2018 and $0.60 per share, paid in June 2018, totaling $29 million.

LCI INDUSTRIES

Financial Strength

FINANCIAL PERFORMANCE

(12 months ended)	12/31/12	12/31/13	12/31/14	12/31/15	12/31/16	12/31/17	06/30/18
Return on Equity	13%	16%	17%	18%	26%	22%	21%
Return on Assets	10%	12%	12%	12%	18%	15%	14%
Return on Invested Capital(1)	22%	28%	26%	25%	41%	34%	28%
Total Debt to Equity	0.00	0.00	0.04	0.11	0.09	0.08	0.30
Total Debt to EBITDA(2)	0.00	0.00	0.12	0.32	0.22	0.19	0.78

LCI INDUSTRIES

(1) ROIC is operating profit over average invested capital (total stockholders equity + indebtedness) – (cash, cash equivalents and short-term investments).
(2) EBITDA is net income plus income taxes, interest expense, depreciation and amortization (see supplemental schedule)

Reconciliation of Net Income to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2010	2011	2012	2013	2014	2015	2016	2017	LTM Q218
Net Income	$28.0	$30.1	$37.3	$50.1	$62.3	$ 74.3	$129.7	$132.9	$144.2
Income Taxes	17.2	18.2	20.5	27.8	32.8	40.0	69.5	80.0	68.5
Interest Expense	0.2	0.3	0.3	0.4	0.4	1.9	1.7	1.4	3.3
Depreciation & Amortization	17.1	20.5	25.7	27.5	32.6	41.6	46.2	54.7	61.7
EBITDA	62.5	69.1	83.8	105.8	128.1	157.8	247.1	269.0	277.7
Capital Expenditures	10.1	24.3	32.0	32.6	42.5	29.0	44.7	87.2	98.5

LCI INDUSTRIES

Reconciliation of Segment Results to Consolidated

FINANCIAL PERFORMANCE

($ in millions)	2012	2013	2014	2015	2016	2017	LTM Q218
Segment Net Sales:							
OEM	$ 865.9	$ 976.5	$1,127.0	$1,300.1	$1,548.1	$1,976.6	$2,228.9
Aftermarket	35.2	39.1	63.8	103.0	130.8	171.1	208.0
Total Net Sales	$ 901.1	$1,015.6	$1,190.8	$1,403.1	$1,678.9	$2,147.8	$2,436.9
Segment Operating Profit:							
OEM	$ 56.1	$ 74.6	$ 88.7	$ 105.2	$ 180.9	$ 190.3	$ 187.0
Aftermarket	3.5	5.6	8.7	14.8	20.0	24.0	29.0
Total Segment Operating Profit	59.6	80.2	97.4	120.0	200.9	214.3	216.0
Severance	-	-	-	(3.7)	-	-	-
Sale of extrusion assets	-	-	(1.9)	-	-	-	-
Executive Succession	(1.5)	(1.9)	-	-	-	-	-
Total Operating Profit	$ 58.1	$ 78.3	$ 95.5	$ 116.3	$ 200.9	$ 214.3	$ 216.0

LCI INDUSTRIES

Stock Price History

- LCI Industries has 25.0 million shares outstanding and a market capitalization of approximately $2.3 billion as of July 31, 2018



$140
$120
$100
$80
$60
$40
$20
$0
$5
$8
$14
$18
$28
$26
$27
$12
$21
$23
$25
$32
$51
$51
$61
$108
$130
$92
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
7/31

LCI INDUSTRIES

- Dates noted above are as of December 31, unless noted.
- Stock prices above are not adjusted for dividends.

LCI Industries
Industry Statistics Summary
TOWABLE RECREATIONAL VEHICLES (RV)

TOWABLES [1]	Wholesale Units [3]					Retail Units [4] [5]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-16	27,900	20%	362,700	15%	362,700	13,920	17%	352,706	11%	352,706	13,980	9,994	9,994
Jan-17	28,100	7%	28,100	7%	364,600	16,462	23%	16,462	23%	355,755	11,638	11,638	8,845
Feb-17	33,100	10%	61,200	9%	367,600	21,367	17%	37,829	19%	358,810	11,733	23,371	8,790
Mar-17	40,300	17%	101,500	12%	373,400	35,238	13%	73,067	16%	362,870	5,062	28,433	10,530
Apr-17	36,300	8%	137,800	11%	376,000	42,434	12%	115,501	15%	367,487	(6,134)	22,299	8,513
May-17	38,700	22%	176,500	13%	383,000	48,499	16%	164,000	15%	374,076	(9,799)	12,500	8,924
Jun-17	40,900	21%	217,400	14%	390,100	48,291	12%	212,291	14%	379,299	(7,391)	5,109	10,801
Jul-17	**27,900**	**16%**	**245,300**	**15%**	**394,000**	**43,377**	**7%**	**255,668**	**13%**	**382,184**	**(15,477)**	**(10,368)**	**11,816**
Aug-17	38,500	27%	283,800	16%	402,300	42,800	15%	298,468	13%	387,691	(4,300)	(14,668)	14,609
Sep-17	37,500	33%	321,300	18%	411,600	34,427	11%	332,895	13%	391,241	3,073	(11,595)	20,359
Oct-17	42,000	28%	363,300	19%	420,800	30,432	16%	363,327	13%	395,422	11,568	(27)	25,378
Nov-17	35,500	20%	398,800	19%	426,700	21,919	21%	385,246	14%	399,166	13,581	13,554	27,534
Dec-17	30,700	10%	429,500	18%	429,500	15,723	13%	400,969	14%	400,969	14,977	28,531	28,531
Jan-18	35,800	27%	35,800	27%	437,200	18,694	14%	18,694	14%	403,201	17,106	17,106	33,999
Feb-18	36,700	11%	72,500	18%	440,800	24,208	13%	42,902	13%	406,042	12,492	29,598	34,758
Mar-18	44,400	10%	116,900	15%	444,900	38,408	9%	81,310	11%	409,212	5,992	35,590	35,688
Apr-18	40,000	10%	156,900	14%	448,600	44,186	4%	125,496	9%	410,964	(4,186)	31,404	37,636
May-18	38,700	0%	195,600	11%	448,600	52,535	8%	178,031	9%	415,000	(13,835)	17,569	33,600
Jun-18	36,800	-10%	232,400	7%	444,500	50,644	5%	228,675	8%	417,353	(13,844)	3,725	27,147
Jul-18	**31,800**	**14%**	**264,200**	**8%**	**448,400**								
Change '07 - LTM '18			182,800	70%				138,544	50%				16,031
Cumulative '07 - '17			---	---				---	---				30,482
2017			429,500	18%				400,969	14%				28,531
2016			362,700	15%				352,706	11%				9,994
2015			314,400	5%				317,115	14%				(2,715)
2014			298,900	12%				277,345	11%				21,555
2013			268,000	10%				250,785	13%				17,215
2012			242,900	14%				222,777	8%				20,123
2011			212,900	7%				205,961	11%				6,939
2010			199,200	44%				186,010	13%				13,190
2009			138,300	-25%				164,254	-27%				(25,954)
2008			185,100	-29%				226,387	-19%				(41,287)
2007			261,700	-10%				278,809	4%				(17,109)

(1) Towables include Travel Trailers and Fifth-Wheels, which are the company's primary market. Does not include folding campers and truck campers.

(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).

(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

(5) Retail data does not include Quebec towable data for years prior to 2011 due to the inavailability of the data per Statistical Surveys, Inc. Retail data for Quebec towables is reflected in the retail statistics beginning in January 2011.

LCI Industries
Industry Statistics Summary
MOTORIZED RECREATIONAL VEHICLES (RV)

MOTORIZED [2]	Wholesale Units [3]					Retail Units [4]					Dealer Inventory Impact		
	Month		YTD		LTM	Month		YTD		LTM	Month	YTD	LTM
Dec-16	4,200	11%	54,800	16%	54,800	2,384	8%	46,789	11%	46,789	1,816	8,011	8,011
Jan-17	4,900	14%	4,900	14%	55,400	2,763	13%	2,763	13%	47,116	2,137	2,137	8,284
Feb-17	5,600	17%	10,500	15%	56,200	3,234	13%	5,997	13%	47,496	2,366	4,503	8,704
Mar-17	5,800	18%	16,300	16%	57,100	5,139	20%	11,136	17%	48,370	661	5,164	8,730
Apr-17	5,100	0%	21,400	12%	57,100	5,786	16%	16,922	16%	49,158	(686)	4,478	7,942
May-17	6,200	29%	27,600	15%	58,500	5,918	20%	22,840	17%	50,138	282	4,760	8,362
Jun-17	5,200	6%	32,800	14%	58,800	5,691	18%	28,531	17%	51,011	(491)	4,269	7,789
Jul-17	**3,900**	**11%**	**36,700**	**14%**	**59,200**	**4,970**	**8%**	**33,501**	**16%**	**51,382**	**(1,070)**	**3,199**	**7,818**
Aug-17	5,600	17%	42,300	14%	60,000	4,801	10%	38,302	15%	51,805	799	3,998	8,195
Sep-17	5,000	11%	47,300	14%	60,500	4,446	4%	42,748	14%	51,995	554	4,552	8,505
Oct-17	5,600	19%	52,900	14%	61,400	4,084	5%	46,832	13%	52,199	1,516	6,068	9,201
Nov-17	5,000	16%	57,900	14%	62,100	3,348	12%	50,180	13%	52,564	1,652	7,720	9,536
Dec-17	4,700	12%	62,600	14%	62,600	2,627	10%	52,807	13%	52,807	2,073	9,793	9,793
Jan-18	5,800	18%	5,800	18%	63,500	3,109	13%	3,109	13%	53,153	2,691	2,691	10,347
Feb-18	5,600	0%	11,400	9%	63,500	3,472	7%	6,581	10%	53,391	2,128	4,819	10,109
Mar-18	6,100	5%	17,500	7%	63,800	5,274	3%	11,855	6%	53,526	826	5,645	10,274
Apr-18	6,000	18%	23,500	10%	64,700	5,557	-4%	17,412	3%	53,297	443	6,088	11,403
May-18	5,400	-13%	28,900	5%	63,900	6,246	6%	23,658	4%	53,625	(846)	5,242	10,275
Jun-18	4,200	-19%	33,100	1%	62,900	5,443	-4%	29,101	2%	53,377	(1,243)	3,999	9,523
Jul-18	**3,700**	**-5%**	**36,800**	**0%**	**62,700**								
Change '07 - LTM '18			7,500	14%				2,342	5%				41,882
Cumulative '07 - '17			---	---				---	---				39,420
2017			62,600	14%				52,807	13%				9,793
2016			54,800	16%				46,789	11%				8,011
2015			47,300	8%				42,020	15%				5,280
2014			43,900	15%				36,477	16%				7,423
2013			38,300	36%				31,519	31%				6,781
2012			28,200	14%				23,979	6%				4,221
2011			24,800	-2%				22,525	1%				2,275
2010			25,200	91%				22,389	8%				2,811
2009			13,200	-53%				20,801	-35%				(7,601)
2008			28,300	-49%				32,239	-37%				(3,939)
2007			55,400	-1%				51,035	-4%				4,365

(2) Motorized includes Class A and Class C motorhomes. Does not include Class B.

(3) Wholesale published by the Recreational Vehicle Industry Association (RVIA).

(4) Retail provided by Statistical Surveys, Inc. Amounts typically revised in subsequent months as states complete reporting of registrations.

LCI INDUSTRIES

› Analyst Coverage

- **Citi Research**
  - Gregory Badishkanian – (212) 816-2720
- **CJS Securities**
  - Dan Moore – (914) 287-7600
- **CL King & Associates**
  - Scott Stember – (212) 364-1806
- **Sidoti & Company**
  - Stephen O'Hara – (212) 894-3329
- **Thompson Research Group**
  - Kathryn Thompson – (615) 891-6206
- **Baird**
  - Craig Kennison – (414) 765-3870
- **Northcoast Research**
  - Seth Woolf – (216) 468-6927
- **Wells Fargo***
  - Marc Torrente – (314) 875-2557

LCI INDUSTRIES

*Planning to initiate coverage

Appendix

LCI INDUSTRIES



LCI INDUSTRIES

Watch the video

LCI INDUSTRIES

Management Team



JASON LIPPERT, CEO
20+ years with LCI Industries



SCOTT MERENESS, PRESIDENT
20+ years with LCI Industries



BRIAN HALL, CFO
5+ years with LCI Industries

- **Average tenure of LCI's members of senior management is 15+ years with the company**

RVs - Industry Wholesale Shipments

(Compared to LCI's Performance)

Industry Units

Approximately 68% of LCI's OEM Segment net sales are for Travel Trailer and 5th Wheel RVs

OEM RV Net Sales

(Industry units in thousands, net sales in millions)



Motorhomes
Other Towables
Travel Trailers & 5th Wheels
LCI OEM RV Segment Net Sales
800
700
600
500
400
300
200
100
0
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
LTM Q218
2018 P
2019 P
257
311
321
370
384
391
353
237
166
242
252
321
357
374
431
505
520
506
497
$108
$171
$220
$348
$448
$509
$492
$368
$313
$445
$520
$692
$776
$912
$1,025
$1,216
$1,565
$1,711

- Projections for 2018 and 2019 are the latest published by the RVIA (Fall 2018).
- OEM RV Segment Net Sales for 2009 and prior include an estimated four percent of aftermarket sales.

LCI INDUSTRIES

RV Market

Towable RVs

(Approximately 68% of LCI's OEM Segment net sales)



88% of industry 2017 unit sales

62% of 2017 wholesale dollar sales, or $12.4 billion
Retail cost $4,000 to $100,000+ per unit. Average about $30,000

Motorhomes

(Approximately 8% of LCI's OEM Segment net sales)



12% of industry 2017 unit sales

38% of 2017 wholesale dollar sales, or $7.6 billion
Retail cost $41,000 to $400,000+ per unit. Average about $120,000

LCI INDUSTRIES

Why We are Optimistic







More economical family vacations

- Typical RV family vacation is 23 to 59 percent less expensive for a family of four according to RVIA studies

Positive demographics

- The number of consumers between the ages of 55 and 70 is projected to total 56 million by 2020
- Generation X and Millennials are a source of industry growth mainly in the entry-level market

Shift toward more RV-related activities

- College and NFL football games
- NASCAR events
- More active, shorter, "greener", & family oriented vacations

LCI INDUSTRIES

RV Industry Trends



Travel Trailer and 5th Wheel RVs, LCI's primary RV market
Units
Wholesale
Retail
(Units in thousands)
450
400
350
300
250
200
150
100
50
0
262
279
185
226
138
164
199
186
213
206
243
223
268
251
299
277
314
317
363
353
430
400
217
212
232
229
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
YTD 6/17
YTD 6/18
Estimated Dealer Inventory Change
(17)
(41)
(26)
13
7
20
17
22
(3)
10
30
5
3

- Cumulative dealer inventory change from 2006 to 2016 is estimated to be a net increase of 2, which indicates dealer inventories recently reached pre-recession levels. Industry wholesale production data for travel trailer and fifth-wheel RVs provided by the Recreation Vehicle Industry Association. Industry retail sales data provided by Statistical Surveys, Inc.

LCI INDUSTRIES

Number of U.S. Households that Own an RV
(in Millions)



10
9
8
7
6
5
4
1980
1984
1988
1993
1997
2001
2005
2011

Statistics provided by RV Consumer Demographic Profile – 2011.

LCI INDUSTRIES

Demographics

(RV Consumer Demographic Profile – 2011)

	2005	2011
Number of U.S. households that own an RV	7.9 million	8.9 million
Household ownership rates of RVs	8.0 %	8.5 %
Average age of all RVs	12.7 years	14.2 years
Average time consumers have owned their current RV	6.6 years	8.4 years
Average income of RV owner	$78,000	$75,000

Seven-in-ten RV owners plan to purchase another RV to replace their current unit, with 37% of these expecting to purchase a new RV. Current owners intending to purchase either a new or used RV plan to purchase in about five years on average.

LCI INDUSTRIES

What's Next…

- International RV
- Innovation/R&D
- Aftermarket
- OEM Adjacent Markets
- Acquisitions
- Additional Addressable Market

LCI INDUSTRIES

International RV Markets

- Europe is second to U.S. in unit production
- Acquired Project 2000 in 2016 – European footprint expanding bed-lifts
- Acquired Sessa Klein in 2017 – Train windows providing entry-point for caravan windows
- Acquired Metallarte in 2017 – Entry and compartment doors for the caravan market
- Acquired ST.LA. in 2018 – expanding bed-lifts


LMC
Meine Welt
FO

LCI INDUSTRIES

Research and Development

Focus on innovation

- Invested over $14 million in 2017
- Development, engineering, product testing
- We have inventors on staff
- Patent protected technology
- Pushing product development collaboratively with our customers
- We are an integral part of our customers' R&D teams



LCI INDUSTRIES

Aftermarket Opportunity

- LCI sells more than $1 billion in RV OEM components annually
- Established a strong service department on the supply side
- Dealers rely on us as a key technical resource for them to provide a higher level of satisfaction to customers
- Used RV market is estimated to be double the size of the new RV market each year
- Higher margins



LCI INDUSTRIES

› OEM Specialty Vehicle / Adjacent Markets

Bus



Heavy Truck



Fleet



Marine



Cargo



Train

